UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTELLIA THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2020.   INTELLIA THERAPEUTICS, INC.   INTELLIA THERAPEUTICS, INC. 40 ERIE STREET, SUITE 130 CAMBRIDGE, MA 02139   Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date: June 18, 2020 Time: 9:00 AM, EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NTLA2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/NTLA2020 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).  You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.   See the reverse side of this notice to obtain proxy materials and voting instructions.  D00855-P35044

Before You Vote  How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery. How To Vote  Please Choose One of the Following Voting Methods Vote By Internet:  Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting:  Go to www.virtualshareholdermeeting.com/NTLA2020. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D00856-P35044

Voting Items The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors. Election of the following individuals nominated to serve as Class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2023. 01) Jean-François Formela, M.D.  02) Jesse Goodman, M.D., M.P.H. The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Deloitte & Touche LLP as Intellia's independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors recommends you vote FOR the following proposal: 3. Approve, on an advisory basis, the compensation of the named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D00857-P35044

D00858-P35044